Exhibit 10.2

SECURITIES TRANSFER AGREEMENT

This Securities Transfer Agreement is dated as of November 8, 2024 (this “Transfer”), by and among Hercules Capital Management VII Corp, a British Virgin Islands company (the “Seller”), Columbus Acquisition Corp, a Cayman Islands exempted company (the “Company”), and the parties identified on the signature page hereto (each a “Buyer” and collectively, the “Buyers”).

WHEREAS, on the terms and subject to the conditions set forth in this Transfer, the Seller wishes to transfer to the Buyers ordinary shares, $0.0001 par value (“Ordinary Shares”) of the Company, a blank check company, or special purpose acquisition company, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities , and the Buyers wish to purchase and receive such Initial Shares (as defined below) from the Seller.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Transfer, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Transfer of Initial Shares. Seller hereby agrees to transfer immediately following the effectiveness of the Registration Statement (as defined in Section 4) the aggregated number of 36,000 Ordinary Shares to the Buyers (collectively, the “Initial Shares”) as listed on the Schedule I attached hereto. The Buyers have agreed to pay the Seller an aggregate amount of approximately $544.41, (the “Purchase Price”), in consideration of the transfer of the Initial Shares.

Section 2. Potential Forfeiture and Purchase of Initial Shares.

(a) In the event that the Company determines for any reason not to nominate, elect or appoint any Buyer as a member of the board of directors of the Company, or if any Buyer otherwise does not become a member of the board of directors of the Company for any reason, on or prior to the closing of the Public Offering (as defined below), such Buyer shall automatically forfeit all of the Initial Shares held by such Buyer, which Initial Shares shall automatically be transferred and returned to the Seller, and the Seller shall promptly return the applicable portion of the Purchase Price to such Buyer.

(b) The applicable Buyer shall take all actions as may be reasonably necessary to consummate any forfeiture or sale contemplated by this Section 2, including entering into agreements and delivering certificates and instruments and consents as may be deemed by Seller to be necessary or appropriate, and the applicable Buyer hereby grants to Seller and any representative designated by Seller without further action by such Buyer a limited irrevocable power of attorney to effect any forfeiture or transfer contemplated hereby on behalf of such Buyer, which power of attorney shall be deemed to be coupled with an interest.

Section 3. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Transfer by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 4. Investment Representations. Each Buyer represents and warrants, with respect to himself or herself only, as set forth herein. Such Buyer hereby acknowledges that an investment in the Initial Shares involves certain significant risks. Such Buyer has no need for liquidity in its investment in the Initial Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period. Such Buyer acknowledges and hereby agrees that the Initial Shares will not be transferable under any circumstances unless registered by the Company in accordance with federal and state securities laws or sold in compliance with an exemption under such laws and such transfer complies with all applicable lock-up restrictions on such Buyer (as described in the Company’s registration statement on Form S-1, as may be amended (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”), relating to a contemplated underwritten public offering by the Company (the “Public Offering”)). Such Buyer further understands and agrees that Buyer will be required to execute and deliver a letter agreement including, among other provisions, the foregoing transfer restrictions as described in the Registration Statement, and that any certificates evidencing the Initial Shares bear a legend referring to such transfer restrictions.

The Initial Shares are being acquired solely for such Buyer’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and such Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. Such Buyer has been given the opportunity to (i) ask questions of and receive answers from the Seller and the Company concerning the terms and conditions of the Initial Shares, and the business and financial condition of the Company and (ii) obtain any additional information that the Seller possess or can acquire without unreasonable effort or expense that is necessary to assist such Buyer in evaluating the advisability of the purchase of the Initial Shares and an investment in the Company. Such Buyer is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. Such Buyer is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Act. In the event such Buyer does not join the Board of Directors of the Company upon the consummation of the Public Offering (whether and either at the election of the Company or such Buyer for any reason), then the Buyer shall promptly return the Initial Shares to the Company.

Section 5.  Miscellaneous. This Transfer, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Transfer may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Transfer may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Transfer or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Transfer to be effective as of the date first set forth above.

SELLER:

Hercules Capital Management VII Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Director

BUYERS:

/s/ M. Anthony Wong
Name:	M. Anthony Wong

/s/ Kevin McKenzie
Name:	Kevin McKenzie

/s/ Qian Xu
Name:	Qian Xu

COMPANY:

Columbus Acquisition Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Chief Executive Officer

[Signature Page to Securities Transfer Agreement]

Schedule I

Name of Transferee	Number of Ordinary Shares Transferred from Hercules Capital Management VII Corp	Purchase Price to Hercules Capital Management VII Corp
M. Anthony Wong	12,000	$181.47
Kevin McKenzie	12,000	$181.47
Qian Xu	12,000	$181.47

Total:	36,000	$544.41

AMENDMENT TO SECURITIES TRANSFER AGREEMENT

This AMENDMENT TO SECURITIES TRANSFER AGREEMENT (this “Amendment”), is made and entered into as of December 20, 2024, by and among, Hercules Capital Management VII Corp, a British Virgin Islands company (the “Seller”), Columbus Acquisition Corp, a Cayman Islands exempted company (the “Company”), and the parties identified on the signature page hereto (each a “Buyer” and collectively, the “Buyers”).Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Securities Transfer Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Seller, the Company and the Buyers are parties to a certain Securities Transfer Agreement as of November 8, 2024 (the “Securities Transfer Agreement”) in connection with the proposed initial public offering of the Company (the “IPO”);

WHEREAS, in connection with the adjustment of the total number of securities to be offered in the IPO, the Seller desires to transfer, and each Buyer desires to purchase, 13,000 Ordinary Shares at that certain adjusted purchase price.

WHEREAS, in accordance with the terms of Section 5 of the Securities Transfer Agreement, the Seller, the Company and the Buyers desire to amend the Securities Transfer Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Subscriber agree as follows:

1. Amendment to the Securities Transfer Agreement

(a) The last sentence of Section 1 following shall hereby be amended and restated in its entirety as follows:

“The Buyers have agreed to pay the Seller an aggregate amount of approximately $521.73, (the “Purchase Price”), in consideration of the transfer of the Initial Shares.

(b) The Schedule I shall hereby be amended and restated in its entirety as set forth in Schedule I.

2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Securities Transfer Agreement shall thereupon be deemed to be amended as set forth herein and with the same effect as if the amendments made hereby were originally set forth in the Securities Transfer Agreement, and this Amendment and the Securities Transfer Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Securities Transfer Agreement. Upon the effectiveness of this Amendment, each reference in the Securities Transfer Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Securities Transfer Agreement shall refer to the Securities Transfer Agreement as amended by this Amendment.

3. General Provisions

(a)	Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other par-ties, it being understood that all parties need not sign the same counterpart. This Amendment may be executed and delivered by facsimile or PDF transmission. The terms of Section 7 of the Securities Transfer Agreement shall apply to this Amendment, as applicable.

(b)	This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

(c)	Securities Transfer Agreement in Effect. Except as specifically and explicitly provided for in this Amendment, the Securities Transfer Agreement shall remain unmodified and in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth on the first page of this Amendment.

SELLER:

Hercules Capital Management VII Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Director

BUYERS:

/s/ M. Anthony Wong
Name:	M. Anthony Wong

/s/ Kevin McKenzie
Name:	Kevin McKenzie

/s/ Qian Xu
Name:	Qian Xu

COMPANY:

Columbus Acquisition Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Chief Executive Officer

[signature page to the amendment to securities transfer agreement]

Schedule I

Name of Transferee	Number of Ordinary Shares Transferred from Hercules Capital Management VII Corp	Purchase Price to Hercules Capital Management VII Corp
M. Anthony Wong	12,000	$173.91
Kevin McKenzie	12,000	$173.91
Qian Xu	12,000	$173.91

Total:	36,000	$521.73